HOLLYWOOD PRODUCTIONS, INC.
                         14 East 60th Street, Suite 402
                            New York, New York 10022

                          NOTICE OF SPECIAL MEETING OF
                       SHAREHOLDERS To be held on Friday,
                                   May 7, 1999

To the Shareholders of HOLLYWOOD PRODUCTIONS, INC.

         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Hollywood Productions, Inc. (the "Company") will be held at the Company's offices located at 14 East 60th Street, Suite 402, New York, New York, on Friday, May 7, 1999, at 11:00 a.m. EST, for the following purposes:

     1. To vote on the proposal to authorize an amendment to the Company's Certificate of Incorporation effecting a change of the name of the Company from Hollywood Productions, Inc. to Shopnet.com, Inc.; and

     2. To transact such other business as properly may be brought before the meeting or any adjournment thereof.

     The close of business on Friday, April 9, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Special Meeting of Shareholders.


                                              By order of the Board of Directors


                                                       Robert DiMilia, Secretary


Dated: April __, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           HOLLYWOOD PRODUCTIONS, INC.
                         14 East 60th Street, Suite 402
                            New York, New York 10022

                                 PROXY STATEMENT

                                       FOR

                         Special meeting of Stockholders
                        To be held on Friday, May 7, 1999

         This proxy statement and the accompanying form of proxy were mailed on April __, 1999 to the stockholders of record as of April 9, 1999 of Hollywood Productions, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting to be held on May 7, 1999 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the proposal to authorize an amendment to the Company's Certificate of Incorporation effecting a change of the name of the Company from Hollywood Productions, Inc. to Shopnet.com, Inc.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy (i) by notifying the Secretary of the Company, either in writing prior to the Special meeting or in person at the Special Meeting; (ii) by submitting a proxy bearing a later date; or (iii) by voting in person at the Special Meeting. An affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the proposal submitted herein.

         A stockholder voting through a proxy who abstains with respect to approval of any matter to come before the meeting is considered to be present and entitled to vote on that matter, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.

         The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock held of record by such persons, and the Company may reimburse same for reasonable out-of-pocket expenses incurred by same in so doing.


         The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1998 accompanies this proxy statement and is incorporated herein by reference.

         The principal executive offices of the Company are located at 14 East 60th Street, Suite 402, New York, New York 10022; the Company's telephone number is (212) 688-9223.

No Dissenters' Rights

         The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

                   VOTING SECURITIES AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Company's Common Stock, par value $.001 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The close of business on Friday April 9, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. At that date, 5,372,971 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of April 9, 1999 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.


            Name and Address                          Number of Shares                         Percent of Common Stock
           of Beneficial Owner                     Beneficially Owned (1)                      Beneficially Owned (2)(3)
           -------------------                     ------------------

European Ventures Corp.
P.O. Box 47                                             1,440,700 (4)                                26.8%
Road Town,
Tortola, British Virgin Islands

Harold Rashbaum
c/o Hollywood Productions, Inc.                          -- (5)                                      1.2%
14 East 60th Street, Suite 402
New York, New York 10022

Robert DiMilia
c/o Hollywood Productions, Inc.                          -- (6)                                        *
14 East 60th Street, Suite 402
New York, New York 10022

Alain Le Guillou, M.D.
c/o Hollywood Productions, Inc.                          --                                           --
14 East 60th Street, Suite 402
New York, New York 10022

James Frakes
c/o Hollywood Productions, Inc.                          --                                           --
14 East 60th Street, Suite 402
New York, New York 10022

All Officers and Directors as a Group (four persons)
                                                         -- (5)(6)                                   1.8%



* Less than 1%

     (1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of an individual or entity to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or entity.

     (2) The "Percent of Common Stock Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company, and (ii) the number of shares of Common Stock that such person or entity has the right to acquire within 60 days, whether by exercise of options or warrants. The "Percent of Common Stock Beneficially Owned" does not reflect shares beneficially owned by virtue of the right of any person, other than the person named and affiliates of said person, to acquire them within 60 days, whether by exercise of options or warrants.

     (3) Does not give effect to the issuance of (i) 2,560,000 shares of Common Stock issuable upon exercise of the 3,840,000 outstanding Warrants, at an exercise price of $9.00 per share or (ii) 116,666 shares of Common Stock reserved for issuance under the Company's Senior Management Incentive Plan.

     (4) Does not include 1,600 shares of Common Stock underlying the 2,400 warrants owned by EVC.

     (5) Does not include 66,666 shares of Common Stock underlying an option granted under the Company's Senior Management Incentive Plan. See "Executive Compensation."

     (6) Does not include 33,332 shares of Common Stock underlying an option granted to Robert DiMilia under the Company's Senior Management Incentive Plan. See "Executive Compensation."

     MATTERS WHICH SHALL BE CONSIDERED AT THE MEETING AND WITH RESPECT TO WHICH ACTION WILL BE TAKEN THEREAT:

                       PROPOSAL TO AUTHORIZE AN AMENDMENT
                         TO THE COMPANY'S CERTIFICATE OF
                      INCORPORATION TO CHANGE THE COMPANY'S
                            NAME TO SHOPNET.COM, INC.

     The Board of Directors has unanimously approved, subject to shareholder approval, an Amendment to the Company's Certificate of Incorporation which will effect a change in the name of the Company to Shopnet.com, Inc. The full text of the proposed changes to the Company's Certificate of Incorporation have been incorporated into the proposed Certificate of Incorporation, set forth as Appendix "A" annexed hereto.

     The Board of Directors' decision to change the name of the Company is to focus the Company in the direction the business operations of its wholly-owned subsidiary Breaking Waves, Inc. ("Breaking Waves") and Play Co. Toy &
Entertainment Corp. ("Play Co.") which is 25.4% owned by Breaking Waves. Breaking Waves, a swimsuit designer, manufacturer, and distributor of swimwear, has recently (i) expanded its wholesale distribution onto the internet and (ii) acquired a 25.4% interest in Play Co. a toy retailer and publicly traded company, who has recently expanded its retail sales to the internet.

     Breaking Waves opened its online wholesale children's swimwear website, www.BreakingWaves.com, on the internet in March 1999. The website is designed to complement the company's wholesale distribution efforts by providing retailers instant access to more than 200 styles of Breaking Waves swimwear. The entire line of Breaking Waves swimwear, including products marketed under the "Breaking Waves," "All Waves," "Daffy Waterwear," and "Jet Ski" brands, is available for online purchase by retailers. Management believes that the website will fill the needs of existing and potential customers and the advantages and efficiencies created by the website will assist Breaking Waves in increasing brand awareness as well as market share. Marketing strategies for "driving" retailers to the site include co-op trade advertisements, tradeshow exposure, direct mail, and inclusion of the website address on all corporate collateral and product labels.

     On March 3, 1999, Play Co. created the first of two dedicated electronic commerce websites. The site, www.ToysWhyPayRetail.com allows consumers to purchase, at near wholesale prices, overstocks, special buys, and overruns on mostly name-brand toys purchased by Play Co. out of season. Play Co. plans to offer approximately 1000 items for sale on the website. Play Co. expects to finalize the creation of its second electronic commerce website in April 1999 and will focus same on collectible and imported specialty merchandise such as die-cast cars, dolls, plush toys, trains, and collectible action figures. In conjunction with this second website, Play Co. plans to place computers in several of its retail locations to allow its customers to place orders on the website for goods otherwise not sold in such stores.

     Management believes the Shopnet.com name shall be an integral part of the Company's development, in terms or public recognition of its corporate strategy and product development. Additionally, management believes that changing the name of the Company to Shopnet.com, Inc. will positively influence the e-commerce marketing strategies of Breaking Waves and Play Co.

     The Company believes that the name change will not detrimentally affect the business of the Company. Public recognition of the Company's name, which affects the business of the Company, is generally limited to the motion picture industry. Thus, notification of the name change to parties with whom the Company does business should prove to be a simple matter.

     Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company's new name.

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the meeting is required for the approval of this proposal.

     The Board of Directors deems this proposal to be in the best interests of the Company and its stockholders and recommends that you vote "FOR" approval thereof.


                              FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 shall be furnished without the accompanying Exhibits to stockholders, without charge, upon written request therefor sent to Robert DiMilia, Secretary, Hollywood Productions, Inc., 14 East 60th Street, Suite 402, New York, New York 10022.


                               II. OTHER BUSINESS

     As of the date of this proxy statement, the only business which the Board of Directors intends to present and knows that others will present at the Special Meeting is that herein set forth. If any other matter is properly brought before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of shareholders intended to be presented at the Company's 1999 Special Meeting of Shareholders must be received by the Company on or prior to June 18, 1999 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 1999 Special Meeting of Shareholders.


                                             By Order of the Board of Directors,

                                                                  Robert DiMilia
                                                                       Secretary

April __, 1999

   Whether Or Not You Expect To Attend The Meeting, Please Complete And Return Your Proxy Promptly In The Enclosed Envelope. No Postage Is Required If It
                   Is Mailed In The United States Of America.